Sebring Software Inc., 1400 Cattlemen Road Suite D, Sarasota, FL 34232, 941 - 377 - 0715 Corporate Presentation June 2014

Forward Looking Statements This presentation contains statements, which may constitute "forward - looking statements" within the meaning of the Securities Act of 1933 , the Securities Exchange Act of 1934 , and the Private Securities Litigation Reform Act of 1995 . Prospective investors are cautioned that forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward - looking statements . Important factors known to management that could cause actual results to differ materially from those in forward - looking statements include fluctuation of operating results, ability to compete successfully, and ability to complete before - mentioned transactions . The Company undertakes no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results . © Sebring Software Inc. 2014 All rights reserved. Confidential. 2

Investment Highlights Growing Dental Practice Management (“DPM”) Company with Proven Ability to Acquire Leading Practices and Poised for Growth 3  Completed five acquisitions bringing an aggregate of $23 million in revenue (un - audited) to Sebring  Strategy to make accretive acquisitions in place for 2014 and beyond.  Proprietary back office software providing management cost efficiencies, and increased profitability to the operations.  Completed $15.0 million financing from a lender group.  Strong management team with a history of making accretive acquisitions

Stock Symbol: SMXI Exchange : OTCQB Recent Price: $0.30 (6.04.14) 52 - Week Range: $0.237 to $0.61 Avg. Volume (3M): 33,288 Shares Outst: 68.5 million Market Cap: $21 million 2013 Revenue (acquired/un - audited) $ 23M Debt Financing (May 2013) $ 15M Industry : Health Services Headquarters: Sarasota, FL Sebring Software, Inc. Key Statistics

Recent Developments » $50.0 million funding commitment in place - May, 2014. » C ompleted mergers with 38 practices in 2013 for combined un - audited annual revenues in excess of $23.0 million. » C ompleted a 40 year management agreement with Artistic Design Family Dentistry. » Closed on a $15.0 million financing from a lender group led by MidMarket Capital Partners, LLC. in 2013.

Market Perspective Dental Practice Management (“DPM”): x DPM companies combine acquisition and organic growth to increase revenue while instilling management infrastructure to increase the dental practices profitability x Capital and cost efficiency has driven the dental services industry towards DPM companies rather than sole practitioners x Total U.S. Dental services expenditures in 2013 exceeded $124 billion (IBIS World Industry Report 62121), increasing at a 5% CAGR since 2000 x Approximately 190,000 dentists operate in 167,000 dental clinics, with over 82% of dental practices consisting of 1 or 2 dentists according to American Dental Association eCenter Software (“ECS”): x ECS is a German based company that has developed and markets eCenter and eCenter - icm2 x eCenter is a powerful proven software that enables companies to integrate and modernize legacy applications to deliver maximum return on assets and back office x Sebring is presently working on a licensing project towards the dental industry 6

Sebring Management FL, LLC: • Approximate 2013 Revenue (un - audited) of >$18.0M • Manages 34 practices located throughout Florida • Central management office located in Clearwater, FL Sebring Dental of Arizona, LLC: • Approximate 2013 Revenue (un - audited) of >$5.0M • Manages 4 cosmetic and family practices in greater Phoenix Valley Recent Acquisitions 7 Key Acquisitions Completed i n 2013

Sebring Strategy To become a leading Dental Practice Management company (“DPM”) in North America through Acquisitions and Organic Growth Sebring’s Revenue G rowth & Appreciation S trategy is: – Acquisition of existing DPMs and add on single practices – Organic revenue and profit development in acquired companies – Strategic Acquisitions (especially focused on valuation - arbitrage opportunities) – Delivery of on - premises and CLOUD/hosting solutions – Leveraging Strategic Alliances for faster and hedged/safer market penetration Sebring Advantages: x Quick start - up advantage; minimal to no learning curve x Latest technology infrastructure and cloud computing x Better adaptability to emerging dental technologies x Better adaptability to evolving consumer trends x Better adaptability to changing demographics 8

Existing DPM’s • The DPM market segment totals $8 billion in annual revenue • The DPM segment is highly fragmented: x The top 10 players comprise only 3.0% of the total dental market and $ 2.7 billion in revenue • The largest DPM has annual revenues in excess of $450 million Key Competitors 9

Market Trends & Segmentation 10 Dental practice management companies (DPMC) are growing in significance, as dentists face rising operating costs. The allocation of accounting, staffing, marketing and other administrative tasks to a centralized management company creates a model that can address high operating costs while spreading capital costs over a larger revenue base.

Growing Market 11 x Total 2012 U.S. expenditures for dental care in excess of $109 billion (www.ibisWorld.com) x As many dentist practices join dental management companies (DPMC) to cut their operational costs, provide more in - house specialized services and bolster patient referrals, spending is projected to continue to increase at a CAGR of 6.6%, exceeding $140 billion by 2015

DPM Industry – Comparative Data Rank Company Revenues (e) Offices States Market 1 BrightNow Inc 415,000,000 300 18 16% 2 Pacific Dental Services 400,000,000 380 10 15% 3 American Dental Partners 320,000,000 244 18 11% 4 Western Dental Centers 300,000,000 200 4 11% 5 Heartland Dental Care 300,000,000 370 19 11% 6 Aspen Dental Services 300,000,000 360 22 11% 7 Interdent , Inc. 200,000,000 120 8 7% 8 Affordable Care, Inc. 190,000,000 200 39 7% 9 Great Expressions 165,000,000 220 9 6% 10 Dental Care Partners 130,000,000 90 8 5% Top Ten DPM Groups 2,720,000,000 2,484 100% 12

DPM Industry - Venture Capital Investments PRIVATE EQUITY INVESTOR DENTAL PRACTICE MANAGEMENT GROUP Canadian Teachers’ Pension Fund Heartland Dental Care Ares Management Aspen Dental Freeman Spogli Smiles Group/Bright Now! Dental American Capital Small Smiles Holding Company LLC Freidman Fleischer & Lowe Kool Smiles/Midwest Dental MSD Capital & North Peak Capital Dental One Dental Care Partners Sears Dental Topspin LBO & AUA Private Equity Brighter Dental Care Quad - C Management Dental Care Alliance ABRY Refresh Dental Practice Management 13

eCenter Software in Health Care Increasing Profitability Through Back Office Data Migration • eCenter will provide dental practices with an integration software utilizing existing disparate systems displayed on a single user interface • eCenter is available for both solo practitioners and DPM companies that integrate acquisitions • Expenses are significantly decreased due to the ease of data migration and user efficiency • Strengthens the management infrastructure in each dental practice with even greater benefits to groups with multiple locations 14

Management Team Leif Andersen – Chief Executive Officer and President • Appointed as a Director of the Company September 23, 2010, and as the President and Chief Executive Officer on October 25, 2010 • From 1987 to August 2006, Mr. Andersen was the President of Vermax, Inc., a Utah corporation that manufactured bathroom fixtures • Completed over 50 acquisitions in his 35 years in business • S tudied Chemical Engineering at the Norwegian Institute of Technology from 1975 - 1979 Larry Colton – Chief Financial Officer • Joined Sebring as consultant in 2010 and became the Vice President of Finance in September 2013 and Chief Financial Officer on February 28 th , 2014 • CFO of several companies including eAutoclaims , Inc. and Florida Express Environmental, LLC • G raduated from Elmhurst College, Illinois in 1985 with a B.S. degree in Business Administration and earned an MBA from Northern Illinois University in 1990 Dr. Alan D. Shoopak – Senior Vice President of Business Development • F ounded Orthodontic Specialists Management (OSM) - approximate 2012 Revenue of $16.0M • G raduated from the University of Tampa in 1979, and the Tufts School of dental medicine in 1984 with his D.M.D. and an orthodontic certificate 15

For More Information Scott Arnold CorProminence LLC Investor Relations (310) 497 8817 scotta@corprominence.com Sebring Software, Inc. (941) 377 - 0715 ir@sebringusa.com www.sebringusa.com 16